INCOME TAXES	12 Months Ended
Dec. 31, 2014
Income Tax Disclosure [Abstract]
INCOME TAXES
INCOME TAXES

The components of earnings (loss) before income taxes consist of the following:

	2014	2013	2012
Continuing operations:
Canadian	$3,604	$6,497	$24,802
Foreign	(21,734)	(20,436)	(43,878)
	(18,130)	(13,939)	(19,076)
Discontinued operations:
Canadian	—	80,395	15,617
Foreign	—	14,488	17,428
	—	94,883	33,045
Earnings (loss) before income taxes	$(18,130)	$80,944	$13,969

The income tax expense (recovery) consists of:

	2014	2013	2012
Canadian:
Current	$(1,165)	$64	$(106)
Deferred	(2,510)	10,614	(14,268)
	(3,675)	10,678	(14,374)
Foreign:
Current	$2,630	$9,646	$219
Deferred	(232)	5,582	925
	2,398	15,228	1,144
Total:
Current	$1,465	$9,710	$113
Deferred	(2,742)	16,196	(13,343)
	$(1,277)	$25,906	$(13,230)

Classification:
Income tax expense (recovery) — continuing operations	$(1,277)	$1,611	$(14,874)
Income tax expense — discontinued operations	—	24,295	1,644
	$(1,277)	$25,906	$(13,230)

The reconciliation of income taxes calculated at the statutory rate to the actual income tax provision for the years ended December 31 was as follows:

	2014	2013	2012
Income tax expense (recovery) at Canadian statutory income tax rates	$(4,733)	$20,872	$3,499
Increase (decrease) in income taxes for:
Permanent and other differences	(227)	(2,339)	(5,279)
Change in statutory/foreign tax rates	(2,930)	(1,210)	(2,762)
Change in valuation allowance	5,051	8,875	(10,358)
Stock-based compensation expense	1,385	(150)	1,603
Adjustment to prior years	177	(142)	67
Income tax expense (recovery)	$(1,277)	$25,906	$(13,230)

Deferred tax assets and liabilities

The tax effects of temporary differences that give rise to significant deferred tax assets and deferred tax liabilities were as follows at December 31:

	2014	2013
Deferred income tax assets
Property and equipment	$3,014	$3,664
Non capital loss carry-forwards	74,269	76,780
Capital loss carry-forwards	4,778	2,416
Scientific research and development expenses and credits	23,250	28,081
Reserves and other	12,086	14,201
Acquired Intangibles	1,629	1,178
	119,026	126,320

Valuation allowance	110,802	116,880
	$8,224	$9,440

	2014	2013
Classification:
Assets
Current	$4,779	$2,391
Non-current	3,898	7,176
Liabilities
Non-current	(453)	(127)
	$8,224	$9,440

At December 31, 2014, we have provided for a valuation allowance on our deferred tax assets of $110,802 (2013 - $116,880).

At December 31, 2014, we have Canadian allowable capital loss carry-forwards of $11,274 that are available, indefinitely, to be deducted against future Canadian taxable capital gains.  In addition, we have investment tax credits of $20,688 and $8,838 available to offset future Canadian federal and provincial income taxes payable, respectively.  Of these amounts, $406 and $282, respectively, are associated with windfall tax benefits and will be recorded as additional paid-in-capital when realized. The investment tax credits expire between 2016 and 2034.  At December 31, 2014, our U.S. subsidiary has $6,445 of California research & development tax credits which may be carried forward indefinitely.  The amounts are after the estimated utilization from the sale of AirCard business described below.

At December 31, 2014, net operating loss carry-forwards for our foreign subsidiaries were $9,327 for U.S. income tax purposes that expire between 2020 and 2023, $62 for Hong Kong income tax purposes, $233 for Korea income tax purposes, $545 for Luxembourg income tax purposes, and $205,548 for French income tax purposes.  Our foreign subsidiaries may be limited in their ability to use foreign net operating losses in any single year depending on their ability to generate significant taxable income.  In addition, the utilization of the U.S. net operating losses is also subject to ownership change limitations provided by U.S. federal and specific state income tax legislation.  The amount of French net operating losses deducted each year is limited to €1.0 million plus 50% of French taxable income in excess of €1.0 million. Our French net operating losses carry-forward is subject to the “continuity of business” requirement.  Our French subsidiaries also have research tax credit carried forward of $8,572 as at December 31, 2014.  The French research tax credit may be used to offset against corporate income tax and if any credit is not fully utilized within a three year period following the year the research tax credit is earned, it may be refunded by the French tax authorities.  Tax loss and research tax credit carry-forwards are denominated in the currency of the countries in which the respective subsidiaries are located and operate.  Fluctuations in currency exchange rates could reduce the U.S. dollar equivalent value of these tax loss and research tax credit carry forwards in future years.

In assessing the realizability of our deferred tax assets, management considers whether it is more likely than not that some portion or all of the deferred tax assets will not be realized.  The ultimate realization of deferred tax assets is dependent upon the generation of future taxable income during periods in which temporary differences become deductible and the loss carry-forwards or tax credits can be utilized.  Management considers projected future taxable income and tax planning strategies in making our assessment.

On the disposition of the AirCard assets to Netgear (note 9), we utilized $27,680 of Canadian scientific research and development expenditures, $44 of Canadian allowable capital loss, $2,621 of Canadian Federal and Provincial investment tax credits, $4,401 and $1,555 of U.S. Federal and California net operating loss, respectively, and $2,439 of U.S. Federal research & development tax credit.

No provision for taxes have been provided on undistributed foreign earnings, as it is the company’s intention to indefinitely reinvest undistributed earnings of its foreign subsidiaries. It is not practical to estimate the income tax liability that might be incurred if there is a change in management’s intention in the event that a remittance of such earnings occurs in the future.

Accounting for uncertainty in income taxes

At December 31, 2014, we had gross unrecognized tax benefits of $5,913 (2013 — $8,304).  Of this total, $2,429 (2013 — $5,336) represents the amount of unrecognized tax benefits that, if recognized, would favorably impact our effective tax rate.

Below is a reconciliation of the total amounts of unrecognized tax benefits for the years ended December 31:

	2014	2013
Unrecognized tax benefits, beginning of year	$8,304	$8,227
Increases — tax positions taken in prior periods	61	252
Increases — tax positions taken in current period	15	138
Settlements and lapse of statute of limitations	(2,467)	(313)
Unrecognized tax benefits, end of year	$5,913	$8,304

We recognize interest expense and penalties related to unrecognized tax benefits within the provision for income tax expense on the consolidated statement of operations.  At December 31, 2014, we had accrued $1,305 (2013 - $1,590) for interest and penalties.

In the normal course of business, we are subject to audit by the Canadian federal and provincial taxing authorities, by the U.S. federal and various state taxing authorities and by the taxing authorities in various foreign jurisdictions.  Tax years ranging from 2004 to 2014 remain subject to examination in Canada, the United States, the United Kingdom, France, Germany, Australia, China, Hong Kong, Brazil, South Africa, Japan, Korea, Taiwan, Italy, and Luxembourg.

The Company regularly engages in discussions and negotiations with tax authorities regarding tax matters in various jurisdictions. The Company believes it is reasonably possible that certain tax matters may be concluded in the next 12 months. The Company estimates that the unrecognized tax benefits at December 31, 2014 could be reduced by approximately $1,758 in the next 12 months.